                              POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David M. Butowsky, Stuart M. Strauss and Ronald M. Feiman and each and any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacitites, to sign any or all amendments (including post-effective amendments) to the Registration Statement on Form N-14 relating to each of the funds listed on Appendix A attached hereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

         SIGNATURE                 TITLE                 DATE
-------------------------  -------------------- --------------------
/s/Michael Bozic             Trustee/Director       January 29, 1998
--------------------------
Michael Bozic

/s/Edwin J. Garn             Trustee/Director       January 29, 1998
--------------------------
Edwin J. Garn

/s/John R. Haire             Trustee/Director       January 29, 1998
--------------------------
John R. Haire

/s/Manuel H. Johnson         Trustee/Director       January 29, 1998
--------------------------
Manuel H. Johnson

/s/Michael E. Nugent         Trustee/Director       January 29, 1998
--------------------------
Michael E. Nugent

/s/John L. Schroeder         Trustee/Director       January 29, 1998
--------------------------
John L. Schroeder

/s/Wayne E. Hedien           Trustee/Director       January 29, 1998
--------------------------
Wayne E. Hedien

                                  APPENDIX A

DEAN WITTER LIQUID ASSET FUND INC.

DEAN WITTER U.S. GOVERNMENT MONEY MARKET TRUST

DEAN WITTER U.S. GOVERNMENT SECURITIES TRUST

DEAN WITTER DIVIDEND GROWTH SECURITIES INC.

DEAN WITTER CAPITAL GROWTH SECURITIES

DEAN WITTER UTILITIES FUND

DEAN WITTER INTERMEDIATE INCOME SECURITIES

DEAN WITTER STRATEGIST FUND

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES

DEAN WITTER AMERICAN VALUE FUND

DEAN WITTER VALUE-ADDED MARKET SERIES

                              POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Barry Fink and Marilyn K. Cranney and each and any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacitites, to sign any or all amendments (including post-effective amendments) to the Registration Statement on Form N-14 relating to each of the funds listed on Appendix A attached hereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

           SIGNATURE                    TITLE                 DATE
------------------------------  -------------------- --------------------

/s/Charles A. Fiumefreddo         Trustee/Director       January 29, 1998
-------------------------------
Charles A. Fiumefreddo

/s/Philip J. Purcell              Trustee/Director       January 29, 1998
-------------------------------
Philip J. Purcell

                                  APPENDIX A

DEAN WITTER LIQUID ASSET FUND INC.

DEAN WITTER U.S. GOVERNMENT MONEY MARKET TRUST

DEAN WITTER U.S. GOVERNMENT SECURITIES TRUST

DEAN WITTER DIVIDEND GROWTH SECURITIES INC.

DEAN WITTER CAPITAL GROWTH SECURITIES

DEAN WITTER UTILITIES FUND

DEAN WITTER INTERMEDIATE INCOME SECURITIES

DEAN WITTER STRATEGIST FUND

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES

DEAN WITTER AMERICAN VALUE FUND

DEAN WITTER VALUE-ADDED MARKET SERIES